SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2004

RCG COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-8662	23-2265039
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6836 Morrison Blvd., Suite 200, Charlotte, North Carolina 28211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (704) 366-5054

_____________________________________________________________________________________________
 (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Exhibits:

             99.1           Press Release dated February 9, 2004

Item 9. Regulation FD Disclosure.

        On February 9, 2004, the Company issued a press release. A copy of the press release is filed as an exhibit herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCG COMPANIES INCORPORATED

Date: February 9, 2004	By:	/s/ Michael Pruitt
Name: Michael Pruitt
Its: Chief Executive Officer

EXHIBIT INDEX

99.1              Press release by RCG Companies Incorporated dated February 9, 2004.